SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report: September 29, 2006
CORINTHIAN COLLEGES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of Incorporation or organization)	0-25283 (Commission file number)	33-0717312 (I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California (Address of principal executive offices)		92707 (Zip Code)
(714) 427-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.
On September 29, 2006, Corinthian Colleges, Inc. (“Corinthian”) issued a press release announcing unaudited financial results for its fourth quarter and fiscal year ended June 30, 2006. The results exclude the impact of any accounting changes related to Corinthian’s ongoing review of its historic stock option grants. A copy of Corinthian’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.
September 28, 2006	/s/ Kenneth S. Ord
Kenneth S. Ord
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release of Corinthian Colleges, Inc. issued September 29, 2006.